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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 30, 1999
               (Date of Report: Date of earliest event reported)


                           FARADAY FINANCIAL, INC.

      (Exact name of registrant as specified in its charter)


          DELAWARE                   0-22236             33-0565710
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



          175 South Main Street, Suite 1240, Salt Lake City, Utah 84111
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 961-7356
                                                    --------------

           24351 Pasto Road, Suite B, Dana Point, California 92629
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)















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             ITEM 1. Changes in Control of the Registration

     On July 30, 1999, the Company's president and sole director resigned and appointed Frank Gillen as the new president and director. As the Company had no funds to operate, the new management approved the placement of 2,000,000 shares of the Company for $5,000. The placement was to Mr. Gillen and two other individual. Mr. Gillen is a private business consultant. Prior to opening his own consulting firm, Mr. Gillen was a registered representative for a Salt
Lake City, Utah broker dealer. Mr. Gillen will not work full time for the Company but will provide services to the Company as, in his determination, needed. Mr. Gillen will not receive any salary.








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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          FARADAY FINANCIAL, INC.



Date:     August 19, 1999                /S/Frank Gillen, Chief Financial
                                         Officer